UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): October 19, 2004


                              HANCOCK FABRICS, INC.
               (Exact Name of Registrant as Specified in Charter)


                         Commission File Number 1 - 9482

          Delaware                                               64-0740905
 (State or other jurisdiction                                (I. R. S. Employer
of incorporation or organization)                            Identification No.)

      One Fashion Way, Baldwyn, MS                                 38824
(Address of principal executive offices)                         (Zip Code)


               Registrant's telephone number, including area code
                                 (662) 365-6000

Item 8.01.   Other Events.

     See the attached press release in which the Company's Chairman and Chief Executive Officer, age 57, announced his plan to retire not later than his 60th birthday, and the Company's Board of Directors marked the commencement of a search for his successor.




Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)           Exhibits:

           Exhibit
            Number      Description
         -------------  -------------------------------------------------------

             99.1 Press release issued by Hancock Fabrics, Inc., dated October 19, 2004










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


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              HANCOCK FABRICS, INC.
                                                  (Registrant)

                                              By:  /s/ Bruce D. Smith
                                                  ---------------------------
                                                       Bruce D. Smith

                                              Senior Vice President and
                                               Chief Financial Officer
                                              (Principal Financial and
                                                 Accounting Officer)

October 19, 2004









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


                                INDEX TO EXHIBITS


   Exhibit
    Number       Description
---------------  ---------------------------------------------------------------

     99.1        Press release issued by Hancock Fabrics, Inc., dated
                 October 19, 2004





















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

                                                                    Exhibit 99.1


Hancock Fabrics, Inc.                                      FOR IMMEDIATE RELEASE
Corporate Headquarters
One Fashion Way
Baldwyn, MS  38824                                         October 19, 2004


Released by:    Ellen Kennedy
                (662) 365-6109


                         KIRK TO LEAVE HANCOCK FABRICS;
                    BOARD COMMENCES SEARCH FOR CEO SUCCESSOR

After 33 years with Hancock Fabrics, Inc. (NYSE Symbol: HKF), Chairman and Chief Executive Officer, Larry G. Kirk, 57, announced today that he will retire from active involvement with the Company not later than his 60th birthday in October, 2006.

Hancock's Board of Directors will commence a search for Kirk's successor and will consider both internal and external candidates to succeed as the Company's CEO.

In commenting on the announcement, Kirk said, "I informed the Board at the regular meeting in June that I did not wish to extend my commitment to the Company past the age of 60. In our annual succession review that followed in September, plans were formalized for an orderly succession process with the knowledge that a thoughtful and deliberate search could require some time. Today's announcement is the necessary first step in that process."

"In my eight years as CEO, there were a number of key objectives that I wanted to accomplish, the last of which is a successful transition of leadership. I will assist the Board in any way that I'm asked in the succession process. During that time, my duty and responsibility to the Company will not change, and I intend to be fully engaged in the business of Hancock Fabrics," Kirk said.

"I appreciate the opportunity that I've had to lead Hancock Fabrics during a period of unprecedented change in fabric retailing, and I treasure the relationship that I've had with the very special people of this Company. Until a new CEO is selected and in place, I pledge to them and to our stakeholders my total commitment to Hancock Fabrics," Kirk concluded.









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



Hancock Fabrics, Inc. is a retail and wholesale merchant of fabric and related home sewing and decorating accessories. The Company operates 432 retail fabric stores in 42 states, supplies various independent wholesale customers and operates an internet store under the domain name, www.hancockfabrics.com.


Released at 3:30 p.m.
Baldwyn, MS










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